UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Filed by a Party other than the Registrant [ ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

COMPUTER SCIENCES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on August 10, 2016.

COMPUTER SCIENCES CORPORATION

CSC INVESTOR RELATIONS
1775 TYSONS BOULEVARD
TYSONS, VA 22102
Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	June 13, 2016
Date: August 10, 2016 Time: 10:30 a.m., Eastern Time
Location:	Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/CSC.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/CSC and be sure to have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT          ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 27, 2016 to facilitate timely delivery.

—  How To Vote  —
Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX  (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/CSC. Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends a vote "FOR" each of the nominees in Proposal 1, and "FOR" Proposal 2, Proposal 3, Proposal 4 and Proposal 5

1.	To elect ten nominees to the CSC Board of Directors

Nominees:

	1a.	Mukesh Aghi

	1b.	Herman E. Bulls

	1c.	Bruce B. Churchill

	1d.	Mark Foster

	1e.	Sachin Lawande

	1f.	J. Michael Lawrie

	1g.	Brian P. MacDonald

	1h.	Peter Rutland

	1i.	Robert F. Woods

	1j.	Lizabeth H. Zlatkus

2.	Approval, by advisory vote, of executive compensation

3.	Ratification of the appointment of independent auditors for fiscal year 2017

4.	The approval of an amendment to the 2011 Omnibus Incentive Plan to increase the number of shares authorized for issuance under the plan by an additional 7,250,000 shares

5.	The approval of an amendment to the 2010 Non-Employee Director Incentive Plan to increase the number of shares authorized for issuance under the plan by an additional 500,000 shares

COMPUTER SCIENCES CORPORATION

Notice of 2016 Annual Meeting of Stockholders

The 2016 Annual Meeting of Stockholders will be held on Wednesday, August 10, 2016, at 10:30 a.m., Eastern Time, at www.virtualshareholdermeeting.com/CSC The purpose of the meeting is to vote on:

●	The election as directors of the ten nominees named in CSC's Proxy Statement;
●	Approval, by advisory vote, of executive compensation;
●	Ratification of the appointment of independent auditors for fiscal year 2017;
●	The approval of an amendment to the 2011 Omnibus Incentive Plan to increase the number of shares authorized for issuance under the plan by an additional 7,250,000 shares;
●	The approval of an amendment to the 2010 Non-Employee Director Incentive Plan to increase the number of shares authorized for issuance under the plan by an additional 500,000 shares; and
●	Such other business as may properly come before the meeting

Only stockholders of record at the close of business on June 13, 2016, will be entitled to vote at the meeting and any postponements or adjournments thereof.

By Order of the Board of Directors,

William L. Deckelman, Jr.
Secretary
Tysons, Virginia
June 24, 2016